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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 31, 1999

                            PHARMACIA & UPJOHN, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        1-11557                 98-0155411
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
of incorporation or                                          Identification No.)
Organization)

         100 Route 206 North
         Peapack, New Jersey                               07977
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (888) 768-5501
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              (Registrant's telephone number, including area code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

As previously reported in the Registrant's Form 10-Q for the quarterly period ended September 30, 1999, on August 31, 1999, Pharmacia & Upjohn (the "Company") and SUGEN, Inc. ("Sugen") completed their merger (the "Merger"). Accordingly, the Registrant's Form 10-Q filing included restated financial statements for the applicable periods. The Company is filing herewith certain financial information, including restated audited consolidated financial statements of the Company as of December 31, 1998 and December 31, 1997 and for each of the years in the three-year period ended December 31, 1998, together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company, which are being filed as Exhibit 99.1 to this Form 8-K and are incorporated herein by reference. Also incorporated herein by reference is the independent accountants' report filed as part of Exhibit 99.1

The consolidated financial statements give retroactive effect to the Merger, which has been accounted for as a pooling of interests as described in Note 1 to the consolidated financial statements. Accordingly, the Company has restated the consolidated financial statements and all financial information to reflect the combined operations, financial position and cash flows of both companies.


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Item  7. Financial Statements and Exhibits

(c)      Exhibits


Exhibit No.               Description of Exhibit
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12       Computation of Ratio of Earnings to Fixed Charges

23       Consent of Independent Accountants

27.1     Financial Data Schedule

27.2     Financial Data Schedule

27.3     Financial Data Schedule

27.4     Financial Data Schedule

27.5     Financial Data Schedule

27.6     Financial Data Schedule

27.7     Financial Data Schedule

27.8     Financial Data Schedule

27.9     Financial Data Schedule

99.1 Items 6, 7, 7A and 8 of the Form 10-K for the fiscal year ended December 31, 1998


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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            PHARMACIA & UPJOHN, INC.


Date:  January 24, 2000                     By:    /s/ Christopher J. Coughlin
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                                                   Christopher J. Coughlin
                                                   Chief Financial Officer


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